UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 31, 2005

FMC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16489	36-4412642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1803 Gears Road, Houston, TX 77067

(Address of principal executive offices) (Zip Code)

(281) 591-4000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On May 31, 2005, FMC Technologies, Inc. issued a press release announcing that Peter D. Kinnear, Executive Vice President, will address attendees at the Wachovia Securities 15th Annual Nantucket Equity Conference in Nantucket, Massachusetts on Thursday, June 30, at 2:00 P.M. E.D.T. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

On May 31, 2005, FMC Technologies, Inc. also issued a press release announcing that William H. Schumann, III, Senior Vice President and Chief Financial Officer, will address attendees at the RBC Capital Markets North American Energy and Power Conference in Boston, Massachusetts on Monday, June 6, at 4:10 P.M. E.D.T. A copy of the press release is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

99.1	Press release issued by FMC Technologies, Inc. dated May 31, 2005

99.2	Press release issued by FMC Technologies, Inc. dated May 31, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC TECHNOLOGIES, INC.

By:	/s/ William H. Schumann, III
William H. Schumann, III
Senior Vice President and Chief Financial Officer

Date: May 31, 2005